Filed pursuant to Rule 497(e)
Registration Nos. 002-10822; 811-00515

Supplement dated August 1, 2014
to the
Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2014 for The Wall Street Fund, Inc. (the “Fund”),

This supplement updates certain information in the above-dated Prospectus and SAI for the Fund.

A special meeting (the “Meeting”) of the shareholders of the Fund, has been set for Monday, September 15, 2014.  Shareholders of record as of the close of business on July 25, 2014 will be entitled to vote at the Meeting.  The purpose of the Meeting is to ask shareholders of the Fund to approve the following proposals:

1.	To elect the Fund’s Board of Directors (the “Board”);

2.
To approve an Agreement and Plan of Reorganization for the Fund, pursuant to which the Fund will be reorganized into The Wall Street Fund, a new series of the Wall Street EWM Funds Trust, an established Delaware statutory trust;

3.	To approve an amended Investment Advisor Contract between the Fund and Evercore Wealth Management, LLC (“EWM”), the Fund’s current investment adviser, including an increase to the Fund’s advisory fee;

4.
To approve the elimination of the Fund’s fundamental investment restriction relating to the ability of the Fund’s officers or directors or the officers or directors of its investment adviser to take long or short trading positions in its shares;

5.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from investing in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years’ continuing operation;

6.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers’ commissions;

7.
To approve the elimination of the Fund’s fundamental investment restriction that prohibits the Fund from purchasing or holding securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company; and

8.
To replace the Fund’s fundamental investment restriction which states that the Fund “may not issue senior securities” with a fundamental investment restriction stating that the Fund “may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.”

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the proposals above will be sent in the near future to Fund shareholders of record as of July 25, 2014.  The Board has approved these proposals and believes they are in the best interests of the Fund and its shareholders.

Additional Information about the Proposed Reorganization of the Fund
At a meeting held on June 3, 2014, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Fund.  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into a series of the Wall Street EWM Funds Trust, an established Delaware statutory trust (the “EWM Funds Trust”).  This newly created series will have the name “The Wall Street Fund” (the “New Fund”).

If the Plan of Reorganization and other proposals are approved by Fund shareholders at the Meeting, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about October 1, 2014 (the “Closing Date”), EWM will continue to manage the Fund in the ordinary course, and will continue to serve as investment adviser for the New Fund after the Reorganization.  The New Fund will be managed pursuant to the same investment strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  If the other proposals are approved by Fund shareholders at the Meeting, the investment advisory fee and the fundamental policies of the Fund and the New Fund will be identical at the time of the Reorganization.  The costs of the Reorganization will be paid by the Fund, subject to the Fund’s expense limitation arrangement with EWM, in which EWM reimburses expenses of the Fund above an annual rate of 1.00% of the Fund’s average daily net assets.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the close of business on the Closing Date.  The Fund will be closed to purchases and redemptions on the Closing Date to allow for processing of the Reorganization.  Purchase and redemption requests received after the close of business on the Closing Date will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this supplement for your future reference.